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                                                              EXHIBIT 23(b)





CONSENT OF INDEPENDENT AUDITORS


THE BOARDS OF DIRECTORS
ELECTRONIC DATA SYSTEMS CORPORATION
GENERAL MOTORS CORPORATION


We hereby consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in the Registration Statement.



/s/KPMG PEAT MARWICK LLP
KPMG PEAT MARWICK LLP


Dallas, Texas
November 30, 1995








































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